Dreyfus
Money Market
Instruments, Inc.
Annual Report


December 31, 1996

Dreyfus Money Market Instruments, Inc.
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to report that Dreyfus Money Market Instruments, Inc.--Money Market Series provided an annualized yield of 4.62% for the fiscal year ended December 31, 1996. The annualized yield for the Government Securities Series was 4.49%. After taking into account the effect of compounding, the annualized effective yield was 4.72% for the Money Market Series and 4.58% for the Government Securities Series.*

MONEY MARKET OVERVIEW
     The money market in 1996 was characterized by considerable volatility. However, when all was said and done, the changes in prices and yields over the year were not very great. The three-month U.S. Treasury bill rate, a bellwether measurement, closed the year yielding 5.18%, only 11 basis points above the rate when the year began.
     The major influences on rates during the year were the market's expectations of possible action by the Federal Reserve Board; also, the state of the economy and the market's expectations of how it might behave. Indeed, it was a year when anticipations and expectations influenced the market as much as the actual developments themselves.
     Early in the year, rates generally rose, especially after strong employment reports last spring and early summer convinced the money market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat and the Fed acknowledged that by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indications. Thus in the latter part of the year interest rates simmered down, though not without short-lived inflation "scares."
     To take advantage of this kind of market, we followed a policy for most of the year of keeping our average maturities somewhat longer than the industry average. Our maturity structure has been geared to deal with changeable eventualities, while seeking superior yields.
     Interest yields, in the long run, reflect the underlying economy. As 1997 begins, signs of strength continue to be visible, despite the inevitable weak spots. Thus it would be prudent to plan for some action this year by the Fed to step, once again, on the economic brakes. Such action could come as early as midwinter, or later if the economy takes a more measured pace toward expansion.
     We will continue to look for opportunities to extend maturities in an effort to reap better yields, yet not neglect to safeguard the underlying capital.

                                             Sincerely,



                                             Patricia A. Larkin
                                             Senior Portfolio Manager

January 16, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Statement of Investments                                                                 December 31, 1996

                                                                                  Principal
Negotiable Bank Certificates of Deposit--34.0%                                      Amount              Value

-----------------------------------------------------------------------------   ------------        -----------
Bank of Tokyo-Mitsubishi (Yankee)
   5.88%, 3/26/97............................................................    $ 6,000,000        $ 6,000,000
Bayerische Vereinsbank AG (Yankee)
   5.20%, 2/24/97............................................................      7,000,000          7,000,000
Fuji Bank Ltd. (Yankee)
   5.52%, 1/10/97............................................................      4,000,000          4,000,000
Industrial Bank of Japan Ltd. (Yankee)
   5.70%, 1/6/97.............................................................      2,000,000          2,000,000
Providian National Bank
   5.56%, 6/16/97............................................................      6,000,000          6,000,000
Sanwa Bank Ltd. (Yankee)
   5.65%-5.75%, 1/6/97-3/19/97...............................................      6,000,000          6,000,109
Societe Generale (Yankee)
   5.34%, 3/24/97............................................................      7,000,000          7,000,000
Sumitomo Bank Ltd. (Yankee)
   5.60%, 4/22/97............................................................      6,000,000          6,000,000
                                                                                                  -------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $44,000,109)........................................................                      $ 44,000,109
                                                                                                  =============

Commercial Paper--16.8%
-----------------------------------------------------------------------------


Merrill Lynch & Co. Inc.
   5.48%, 6/30/97............................................................    $ 5,000,000        $ 4,867,500
Paine Webber Group Inc.
   5.50%, 6/10/97............................................................      6,000,000          5,857,333
Salomon Inc.
   5.80%, 2/3/97.............................................................      5,000,000          4,974,150
Sears Roebuck Acceptance Corp.
   5.76%, 1/28/97............................................................      6,000,000          5,974,800
                                                                                                  -------------
TOTAL COMMERCIAL PAPER
   (cost $21,673,783)........................................................                      $ 21,673,783
                                                                                                  =============



Bank Notes--3.9%
------------------------------------------------------------------------------


First National Bank of Boston
   5.69%, 2/10/97
   (cost $5,000,000).........................................................    $ 5,000,000        $ 5,000,000
                                                                                                  =============

Corporate Notes--10.8%
-----------------------------------------------------------------------------


Bear Stearns Companies Inc.
   5.38%, 2/18/97 (a)........................................................   $  7,000,000        $ 7,000,000
Lehman Brothers Holdings Inc.
   5.43%, 5/15/97 (a)........................................................      6,000,000          6,025,675

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                       December 31, 1996

                                                                                  Principal
Corporate Notes (continued)                                                         Amount              Value

-----------------------------------------------------------------------------   ------------        -----------
PNC Bank N.A.
   5.61%, 5/15/97 (a)........................................................    $ 1,000,000         $  999,639
                                                                                                  -------------
TOTAL CORPORATE NOTES
   (cost $14,025,314)........................................................                      $ 14,025,314
                                                                                                  =============

U.S. Government Agencies--30.9%
-----------------------------------------------------------------------------

Federal Farm Credit Bank
   Floating Rate Notes
   5.33%-5.48%, 7/25/97-10/23/98 (a).........................................    $15,000,000       $ 14,992,917
Federal National Mortgage Association
   Floating Rate Notes
   5.36%-5.46%, 6/20/97-11/21/97 (a).........................................     25,000,000         24,996,984
                                                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $39,989,901)........................................................                      $ 39,989,901
                                                                                                  =============

Time Deposits--2.3%
-----------------------------------------------------------------------------

Berliner Handels-und Frankfurter Bank (Grand Cayman)
   6.88%, 1/2/97
   (cost $2,954,000).........................................................    $ 2,954,000        $ 2,954,000
                                                                                                  =============

TOTAL INVESTMENTS
    (cost $127,643,107)...............................................  98.7%                      $127,643,107
                                                                      =======                     =============
CASH AND RECEIVABLES (NET)............................................   1.3%                      $  1,700,914
                                                                      =======                     =============
NET ASSETS............................................................ 100.0%                      $129,344,021
                                                                      =======                     =============


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Variable interest rates--subject to periodic change.

                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Statement of Investments                                                                     December 31, 1996

                                                                      Annualized
                                                                       Yield on
                                                                        Date of    Principal
U.S. Treasury Bills--24.4%                                             Purchase     Amount            Value
------------------------------------------------------------------    --------- -------------      -------------
   2/6/97.........................................................       4.88%   $ 10,000,000       $ 9,953,400
   2/20/97........................................................       5.23       5,000,000         4,964,584
   3/6/97.........................................................       5.33      20,000,000        19,820,178
   4/3/97.........................................................       5.64      15,000,000        14,795,300
   5/1/97.........................................................       5.58      25,000,000        24,560,000
   7/24/97........................................................       5.59      20,000,000        19,399,333
   8/21/97........................................................       5.73      15,000,000        14,475,583
                                                                                                  -------------
TOTAL U.S. TREASURY BILLS
   (cost $107,968,378)............................................                                 $107,968,378
                                                                                                  =============

U.S. Treasury Notes--30.0%
------------------------------------------------------------------
   6.875%, 2/28/97................................................       5.32%   $ 40,000,000     $  40,094,217
   6.625%, 3/31/97................................................       5.57      20,000,000        20,040,518
   6.50%, 4/30/97 ................................................       5.21      25,000,000        25,097,582
   5.875%, 7/31/97................................................       5.20      25,000,000        25,060,985
   6%, 8/31/97 ...................................................       5.55      22,000,000        22,052,422
                                                                                                  -------------
TOTAL U.S. TREASURY NOTES
   (cost $132,345,724)............................................                                 $132,345,724
                                                                                                  =============

Repurchase Agreements--42.2%
------------------------------------------------------------------
Lanston (Aubrey G.) & Co., Inc.
   dated 12/31/96, due 1/2/97 in the amount of $7,002,644
   (fully collateralized by $7,011,000 U.S. Treasury
   Notes 6.75%, due 5/31/97, value $7,079,786)....................           6.80%$  7,000,000    $   7,000,000
Bear Stearns & Co. Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,256
   (fully collateralized by $43,500,000 U.S. Treasury
   Notes 7.50%, due 1/31/97, value $44,910,795)...................           6.65  44,000,000        44,000,000
Daiwa Securities America Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,867
   (fully collateralized by $44,652,000 U.S. Treasury
   Notes 5.25%, due 12/31/97, value $44,358,971)..................           6.90  44,000,000        44,000,000






Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1996

                                                                      Annualized
                                                                       Yield on
                                                                        Date of    Principal
U.S. Treasury Bills--24.4%                                             Purchase     Amount            Value
------------------------------------------------------------------    --------- -------------      -------------
Nikko Securities Co. International, Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,500
   (fully collateralized by $43,629,000 U.S. Treasury
   Notes 6.625% to 7.375%, due from 3/31/97 to
   11/15/97, value $44,491,645)...................................       6.75%    $44,000,000      $ 44,000,000
SBC Capital Markets
   dated 12/31/96, due 1/2/97 in the amount of $3,405,135
   (fully collateralized by $3,617,000 U.S. Treasury
   Bills due from 9/18/97 to 10/16/97, value $3,467,350)..........       6.00       3,404,000         3,404,000
UBS Securities Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,378
   (fully collateralized by $44,272,000 U.S. Treasury
   Notes 6.50%, due 4/30/97, value $44,881,428)...................       6.70      44,000,000        44,000,000
                                                                                                  -------------
TOTAL REPURCHASE AGREEMENTS
   (cost $186,404,000)............................................                                 $186,404,000
                                                                                                  =============

TOTAL INVESTMENTS
   (cost $426,718,102)..................................... 96.6%                                  $426,718,102
                                                           ======                                 =============

CASH AND RECEIVABLES (NET) ................................. 3.4%                                  $ 15,050,429
                                                           ======                                 =============

NET ASSETS.................................................100.0%                                  $441,768,531
                                                           ======                                 =============



                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                          December 31, 1996

                                                                                                   Money        Government
                                                                                                  Market        Securities
                                                                                                  Series          Series
                                                                                                ------------   -----------------
ASSETS:                       Investments in securities, at value (including repurchase
                                agreements of $186,404,000 for the Government
                                Securities Series)--Note 2(a,b).................                $127,643,107     $426,718,102
                              Cash.............................................                      351,083       12,807,391
                              Interest receivable..............................                    1,464,615        2,647,425
                              Prepaid expenses and other assets................                       16,468           24,897
                                                                                               -------------    -------------
                                                                                                 129,475,273      442,197,815
                                                                                               -------------    -------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                       47,530          319,829
                              Accrued expenses.................................                       83,722          109,455
                                                                                               -------------    -------------
                                                                                                     131,252          429,284
                                                                                               -------------    -------------


NET ASSETS.....................................................................                 $129,344,021     $441,768,531
                                                                                               =============    =============


REPRESENTED BY:               Paid-in capital..................................                 $129,362,401     $441,775,787
                              Accumulated net realized gain (loss) on investments                    (18,380)          (7,256)
                                                                                               -------------    -------------


NET ASSETS.....................................................................                 $129,344,021     $441,768,531
                                                                                               =============    =============


                             NET ASSET VALUE PER SHARE
                            ----------------------------
                                                                                                   Money        Government
                                                                                                   Market        Securities
                                                                                                   Series          Series
                                                                                                ------------    -------------

Net Assets.....................................................................                 $129,344,021     $441,768,531

Shares Outstanding.............................................................                  129,345,901      441,775,787

NET ASSET VALUE PER SHARE......................................................                        $1.00            $1.00
                                                                                                      ------         --------
                                                                                                      ------         --------


                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
Statement of Operations                                                                           year Ended December 31, 1996

                                                                                                   Money        Government
                                                                                                  Market        Securities
                                                                                                  Series          Series
                                                                                              -------------    --------------
INVESTMENT INCOME


INCOME                        Interest Income..................................                $7,657,486       $23,681,032
                                                                                               ----------       ------------

EXPENSES--Note 2(c):          Management fee--Note 3(a).........................               $  688,144      $  2,192,157
                              Shareholder servicing costs--Note 3(b)...........                   462,195         1,490,319
                              Custodian fees...................................                    38,212           116,353
                              Registration fees................................                    24,221            28,811
                              Professional fees................................                    19,591            51,064
                              Directors' fees and expenses--Note 3(c)...........                   18,319            56,965
                              Prospectus and shareholders' reports.............                    16,440            11,644
                              Miscellaneous....................................                    12,815             1,134
                                                                                               ----------       ------------
                                   Total Expenses..............................                 1,279,937         3,948,447
                                                                                               ----------       ------------

INVESTMENT INCOME--NET..........................................................                6,377,549        19,732,585
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b)..............................                  (18,380)           (7,256)
                                                                                               ----------       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                 $6,359,169       $19,725,329
                                                                                               ==========       ============




                       See notes to financial statements.

[co...............]

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                    Money Market Series        Government Securities Series
                                                             ------------------------------  -------------------------------
                                                                 Year Ended December 31,         Year Ended December 31,
                                                             ------------------------------  -------------------------------
                                                                    1996           1995             1996            1995
                                                               -------------   -------------   -------------   -------------
OPERATIONS:
  Investment income--net.......................                $   6,377,549   $   8,232,793   $  19,732,585    $  23,244,165
  Net realized gain (loss) on investments......                      (18,380)         88,254          (7,256)           6,504
                                                               --------------  --------------  --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations................                    6,359,169       8,321,047      19,725,329       23,250,669
                                                               --------------  --------------  --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net........................                  (6,377,549)     (8,232,793)    (19,732,585)     (23,244,165)
  Net realized gain on investments.............                       (1,686)        --               (6,324)         --
                                                               --------------  --------------  --------------   --------------
    Total Dividends............................                   (6,379,235)     (8,232,793)     (19,738,909)     (23,244,165)
                                                               --------------  --------------  --------------   --------------

CAPITAL STOCKTRANSACTIONS:
  ($1.00 per share):
  Net proceeds from shares sold................                  315,705,868     324,551,779    1,516,154,559    1,238,511,882
  Dividends reinvested.........................                    4,720,481       6,132,624       13,459,323       16,345,565
  Cost of shares redeemed......................                 (335,234,637)   (357,148,554)  (1,519,275,272)  (1,289,375,994)
                                                               --------------  --------------  --------------   --------------
    Increase (Decrease) in Net Assets from
      Capital Stock Transactions...............                  (14,808,288)    (26,464,151)      10,338,610      (34,518,547)
                                                               --------------  --------------  --------------   --------------
      Total Increase (Decrease) in
         Net Assets............................                  (14,828,354)    (26,375,897)      10,325,030      (34,512,043)

NET ASSETS:
  Beginning of Period..........................                  144,172,375     170,548,272      431,443,501      465,955,544
                                                               --------------  --------------  --------------   --------------
  End of Period................................                $ 129,344,021   $ 144,172,375    $ 441,768,531    $ 431,443,501
                                                               ==============  ==============  ==============   ==============

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                          Year Ended December 31,
                                                              ------------------------------------------------------
PER SHARE DATA:                                                  1996        1995        1994        1993       1992
                                                                -------     ------      ------     ------     ------
   Net asset value, beginning of period...............           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 ------      -----      -----       -----      -----
   Investment Operations:
   Investment income--net..............................           .046        .053       .034        .026       .035
                                                                 ------      -----      -----       -----      -----
   Distributions:
   Dividends from investment income--net...............          (.046)      (.053)     (.034)      (.026)     (.035)
                                                                 ------      -----      -----       -----      -----
   Net asset value, end of period.....................           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 ======      =====      =====       =====      =====
TOTAL INVESTMENT RETURN...............................            4.73%       5.46%      3.42%       2.64%      3.51%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             .93%        .84%       .88%        .83%       .75%
   Ratio of net investment income
      to average net assets...........................            4.63%       5.33%      3.35%       2.62%      3.48%
   Net Assets, end of period (000's Omitted)..........        $129,344    $144,172   $170,548    $207,537   $242,326


                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Financial Highlights (continued)
   Contained below is per share operating performance data for a share of Common Stock outstanding, total invest ment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                             Year Ended December 31,
                                                              ------------------------------------------------------
PER SHARE DATA:                                                   1996        1995        1994        1993       1992
                                                                 -------     ------      ------     ------      ------
   Net asset value, beginning of period...............           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 ------      -----      -----       -----      -----
   Investment Operations:
   Investment income--net..............................           .045        .051       .033        .025       .034
                                                                 ------      -----      -----       -----      -----
   Distributions:
   Dividends from investment income--net...............          (.045)      (.051)     (.033)      (.025)     (.034)
                                                                 ------      -----      -----       -----      -----
   Net asset value, end of period.....................            $1.00      $1.00      $1.00       $1.00      $1.00
                                                                 ======      =====      =====       =====      =====
TOTAL INVESTMENT RETURN...............................             4.60%      5.18%      3.31%       2.48%      3.45%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............              .90%       .83%       .88%        .80%       .72%
   Ratio of net investment income
      to average net assets...........................             4.50%      5.07%      3.24%       2.46%      3.39%
   Net Assets, end of period (000's Omitted)..........         $441,769    $431,444  $465,956    $520,708   $657,561


                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Money Market Instruments, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 5 billion shares of $.01 par value Common Stock for the Money Market Series and 10 billion shares of $.01 par value Common Stock for the Government Securities Series.

   It is the Series' policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

   (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Money Market Series has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.

   The Government Securities Series has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.

    At December 31, 1996, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

   The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1996.

   (B) Pursuant to the Fund's Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for servicing shareholder accounts. The services provided may include personal services and/or maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Money Market Series and the Government Securities Series were charged an aggregate of $253,686 and $1,096,079, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. With respect to the Money Market Series and the Government Securities Series, such compensation amounted to $125,528 and $252,398, respectively, during the period ended December 31, 1996.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Money Market Instruments, Inc.
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Money Market Instruments, Inc.

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                   ERNST & Young



New York, New York
February 5, 1997

Dreyfus Money Market
Instruments, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                 008/060AR9612